EXHIBIT 10.18

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of November 16, 2023, is by and between Excelerate Energy, Inc., a Delaware corporation (the “Company”), and the signatory listed on the signature page hereto (the “Seller,” and together with the Company, the “Parties”).

RECITALS

A.
The Seller desires to sell to the Company 140,777 shares (the “Shares”) of Class A common stock, par value $0.001 per share, of the Company (the “Common Stock”), representing all of the shares of Common Stock purchased by the Seller in the Directed Share Program in connection with the Company’s initial public offering.
B.
The Company desires to purchase from the Seller all of the Shares in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

ARTICLE I.

PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale of Shares. On and subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall purchase from the Seller, and the Seller shall sell to the Company, all of the Shares for the consideration specified herein.

1.2 Purchase Price. The purchase price per Share (the “Purchase Price”) shall be determined by the Company in good faith based on the average of the daily volume weighted average prices of the Common Stock on the New York Stock Exchange for each of the five (5) consecutive Trading Days (as defined below) ending on, and including, December 14, 2023; provided, however, that the Seller shall not be obligated to sell the Shares to the Company, and the Company shall not be obligated to purchase the Shares from the Seller, if the Purchase Price, calculated in accordance with this Section 1.2, is (a) less than or equal to [***] or (b) greater than [***] (the “Purchase Price Range”). For purposes of this Agreement, “Trading Day” shall mean a day on which the Common Stock is traded on the New York Stock Exchange.

1.3 Closing. The sale and purchase of the Shares (the “Closing”) shall occur on December 15, 2023 at 8:00 a.m. Central Time (the “Closing Date”). At the Closing, (a) the Company shall tender the Purchase Price to the Seller, and (b) the Seller shall transfer and deliver (or cause to be transferred and delivered) to the Company all of the Shares.

1.4 Closing Deliverables. At the Closing:

(a)
The Seller shall deliver, or cause to be delivered, to the Company and the Company’s transfer agent: (i) duly completed transfer forms and such other transfer documents or instruments as may be required by the Company’s transfer agent to evidence and effect the transfer and delivery of the Shares to the Company; and (ii) such other documents as may be reasonably requested by the Company; and
(b)
The Company shall deliver, or cause to be delivered, to Seller the Purchase Price by wire transfer of immediately available funds to the account set forth immediately below the Seller’s name on the signature page hereto.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Seller. The Seller represents and warrants to the Company that the statements contained in this Section 2.1 are true, correct and complete on the date hereof and on the Closing Date.

(a)
Authority. The Seller has the authority to execute and deliver this Agreement and each other document contemplated by this Agreement (collectively, the “Transaction Documents”) to which the Seller is or will be a party, and to perform and to consummate the transactions contemplated hereby (the “Transactions”).
(b)
No Violation; Necessary Approvals. The execution and the delivery by the Seller of this Agreement and the other Transaction Documents to which the Seller is or will be a party, the performance by the Seller of his obligations hereunder and thereunder and consummation by the Seller of the Transactions will not: (i) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under, or require any consent or approval pursuant to or under any (A) order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority (a “Governmental Body”) or arbitrator (an “Order”) or (B) contract, agreement, arrangement, commitment, instrument, document or similar understanding (whether written or oral) (“Contract”), or permit, license, certificate, waiver, notice and similar authorization (“Permit”) to which, in the case of clauses (A) or (B), the Seller is a party or by which the Seller is bound or any of the Seller’s assets are subject.
(c)
Ownership of Shares; Seller Information. The Seller holds of record and owns beneficially the Shares, and the Shares are held free and clear of any lien, claim or encumbrance (“Encumbrance”) (other than any restrictions on transfer under the Securities Act of 1933, as amended, and state securities Laws). The Seller is not a party to any Contract (other than this Agreement) that could require the Seller to sell, transfer or otherwise dispose of any of, or pay any compensation to any finder or similar agent with respect to, the Shares.
(d)
Litigation. The Seller is not (i) subject to any outstanding Order or (ii) a party to, the subject of or threatened to be made a party to or the subject of, any legal action, litigation or proceeding affecting the Shares. There are no bankruptcy proceedings pending, being contemplated by or, to the Seller’s knowledge, threatened in writing against the Seller.

(e)
Acknowledgment. The Seller: (i) has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the benefits, risks and detriments of his sale of the Shares hereunder; (ii) has been provided an opportunity to ask questions of, and has received answers thereto satisfactory to the Seller regarding, the Company, its business affairs, financial operations and condition, its immediate and long-term prospects, the value of the Shares and the sale of the Shares hereunder and this Agreement, and has obtained all additional information requested to verify the accuracy of all information furnished to him relating to his sale of the Shares hereunder; (iii) determined to sell the Shares at this time and requested the purchase of the Shares by the Company; and (iv) acknowledges that neither the Company, nor any of its officers, directors, employees, agents or affiliates has made, and the Seller has not relied upon, any representation or warranty, express or implied, regarding the Company, its business affairs, financial operations and condition, its immediate and long-term prospects, the Shares or otherwise, other than the representations and warranties set forth herein. In making the decision to sell the Shares, the Seller independently, without reliance upon the Company and based on such information he deemed appropriate, made his own analysis and decision to sell the Shares. In entering into the Transactions, the Seller is relying solely upon the advice of his own financial, legal and tax advisors.
(f)
Information.
(i)
In connection with the Transactions contemplated herein, the Seller acknowledges that (A) the Company may be in possession of material nonpublic information regarding the Company, its business affairs, financial operations and condition, its immediate and long-term prospects and the value of the Shares not known to the Seller that may impact the value of the Shares (the “Information”) and (B) the Seller has had ample time to make, in his judgment, an informed decision with respect to the Transactions. Notwithstanding any possession by the Company of any Information, the Seller desires to enter into such transaction for his own business purposes.
(ii)
The Seller hereby irrevocably expressly waives any and all actions, causes, rights or claims, whether known or unknown, contingent or matured, and whether currently existing or hereafter arising, that he may have or hereafter acquire (“Claims”) against the Company and/or its affiliates and/or its officers, directors, shareholders, partners, members, employees, agents, controlling persons, representatives and affiliates (collectively, the “Released Persons”) in any way, directly or indirectly, arising out of, relating to or resulting from the Company’s failure to disclose any Information to the Seller, including, without limitation, Claims he may have or hereafter acquire under applicable federal and/or state securities laws. The Seller agrees that he shall not institute or maintain any cause of action, suit or complaint or other proceeding against any Released Person as a result of the Company’s or such Released Person’s failure to disclose the Information to the Seller. The Seller intends to effect, to the maximum extent permitted by law, a complete and knowing waiver of his rights as set forth herein.

2.2 Representations and Warranties of the Company. The Company represents and warrants to the Seller that the statements contained in this Section 2.2 are true, correct and complete on the date hereof and on the Closing Date.

(a)
Power and Authority; Enforceability. The Company has the requisite power and authority to execute and deliver each Transaction Document to which it is or will be a party, and to perform and to consummate the Transactions. Each Transaction Document to which it is or will be a party has been or will be duly executed and delivered by the Company, and is and will be enforceable against it in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights of creditors and general principles of equity.
(b)
No Violation; Necessary Approvals. The execution and the delivery by the Company of this Agreement and the other Transaction Documents to which it is or will be a party, the performance by it of its obligations hereunder and thereunder and consummation of the Transactions by it will not, with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under, or require any consent or approval pursuant to or under any (A) Law enacted, adopted, promulgated or applied by any Governmental Body, (B) Order or (C) Contract or Permit to which, in the case of clauses (A), (B) or (C), the Company is a party or by which it is bound or any of its assets are subject.

ARTICLE III.

MISCELLANEOUS

3.1 Further Action. If any time after the Closing any further action is necessary or desirable to carry out this Agreement’s purposes, each Party will take such further action (including executing and delivering any further instruments and documents, obtaining any Permits and consents and providing any reasonably requested information) as any other Party may reasonably request, all at the requesting Party’s sole cost and expense.

3.2 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. There are no third-party beneficiaries having rights under or with respect to this Agreement.

3.3 Assignment; Binding Effect. Neither Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party, and any such assignment by a Party without prior written approval of the other Party will be deemed invalid and not binding on such other Party. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.

3.4 Survival of Representations, Warranties and Covenants. Each representation and warranty of the Parties contained herein will survive the Closing and continue in full force and effect. Each covenant and obligation in this Agreement and any certificate or document delivered pursuant to this Agreement will survive the Closing for the period specified therein, or if no such period is specified, forever.

3.5 Specific Performance; Remedies. Each Party acknowledges and agrees that the other Party would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in the State of Delaware having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies.

3.6 Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

3.7 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law principles.

3.8 Amendment; Waivers. No amendment, modification, waiver, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing and signed by each of the Parties. Neither the failure nor any delay on the part of either Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

3.9 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, however, that if any provision of this Agreement, as applied to either Party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the Parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

3.10 Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

3.11 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

3.12 Termination. If, on the Closing Date, the Purchase Price is outside of the Purchase Price Range, this Agreement will automatically terminate with no further action on the part of the Parties.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date stated in the introductory paragraph of this Agreement.

THE COMPANY:

EXCELERATE ENERGY, INC.

By:	/s/ Steven Kobos
Steven Kobos
President & CEO

Signature Page to Stock Purchase Agreement

SELLER:

DANIEL BUSTOS

By:	/s/ Daniel Bustos
Daniel Bustos

Address:

Wire Instructions for the Purchase Price:

Signature Page to Stock Purchase Agreement